Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2011
Summary of Significant Accounting Policies [Abstract]
Nature of Operations

Nature of Operations

Avery Dennison Corporation (the “Company”) is an industry leader that develops innovative identification and decorative solutions for businesses and consumers worldwide. The Company’s products include pressure-sensitive labeling technology and materials; graphics imaging media; retail branding and information solutions; radio-frequency identification (“RFID”) inlays and tags; organization and identification products for offices and consumers; specialty tapes; and a variety of specialized labels for automotive, industrial and durable goods applications.

Principles of Consolidation

Principles of Consolidation

The consolidated financial statements include the accounts of majority-owned subsidiaries. Intercompany accounts, transactions and profits are eliminated in consolidation. Investments representing less than 20% ownership and in which the Company does not have significant influence are accounted for using the cost method of accounting.

Financial Presentation

Financial Presentation

As further discussed in Note 2, “Discontinued Operations and Sale of Product Lines,” the Company has classified results of its Office and Consumer Products (“OCP”) business, together with certain costs associated with the divestiture transaction, as discontinued operations in the Consolidated Statements of Operations for all periods presented. The assets and liabilities of the business were classified as “held for sale” in the Consolidated Balance Sheets as of year end 2011. This business comprises substantially all of the Company’s previously reported OCP segment. The operating results of the retained portion of this previously reported OCP segment, which are not significant, are included in other specialty converting businesses for all periods presented.

Certain prior year amounts have been reclassified to conform to current year presentation.

Segment Reporting

Segment Reporting

The Company has determined that it has the following two reportable segments for financial reporting purposes:

¡	Pressure-sensitive Materials — manufactures and sells pressure-sensitive labeling technology and materials, films for graphic and reflective applications, performance polymers (largely adhesives used to manufacture pressure-sensitive materials), and extruded films; and
¡	Retail Branding and Information Solutions — designs, manufactures and sells a wide variety of branding and information products and services, including brand and price tickets, tags and labels, and related services, supplies and equipment.

Certain operating segments are aggregated or combined based on materiality, quantitative factors, and similar qualitative economic characteristics, including primary products, production processes, customers, and distribution methods. Operating segments that do not exceed the quantitative thresholds or are not considered for aggregation are reported in a category entitled “other specialty converting businesses,” which is comprised of several businesses that produce specialty tapes and highly engineered labels, including RFID inlays and labels and other converted products.

During the first quarter of fiscal 2011, the Company changed the names of certain of its segments and businesses. The Company’s Retail Information Services segment was changed to Retail Branding and Information Solutions. Within the Company’s Pressure-sensitive Materials segment, the names of the Roll Materials business and Graphics and Reflective Products business were changed to Label and Packaging Materials and Graphics and Reflective Solutions, respectively.

Refer to Note 12, “Segment Information,” for further information.

Fiscal Year

Fiscal Year

Normally, each fiscal year consists of 52 weeks, but every fifth or sixth fiscal year consists of 53 weeks. The Company’s 2011 and 2010 fiscal years consisted of 52-week periods ending December 31, 2011 and January 1, 2011, respectively. The Company’s 2009 fiscal year consisted of a 53-week period ending January 2, 2010, with the extra week reflected in the first quarter.

Use of Estimates

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America, or GAAP, requires management to make estimates and assumptions for the reporting period and as of the financial statement date. These estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities and the reported amounts of revenue and expense. Actual results could differ from these estimates.

Cash paid for interest and income taxes

Cash and Cash Equivalents

Cash and cash equivalents consist of cash on hand, deposits in banks, and short-term investments with maturities of three months or less when purchased. The carrying value of these assets approximates fair value due to the short maturity of the instruments. Cash paid for interest and income taxes was as follows:

(In millions)	2011	2010	2009

Interest, net of capitalized amounts	$65.0	$69.7	$78.3
Income taxes, net of refunds	70.5	94.5	47.5

In 2011, 2010, and 2009, non-cash activities included accruals for capital expenditures of $9.5 million, $12.4 million, and $8.2 million, respectively, due to the timing of payments. The Company released 1 million common shares totaling $31.4 million and 4.3 million common shares totaling $163 million, respectively, from the Company’s Employee Stock Benefit Trust (“ESBT”), to fulfill a portion of the Company’s employee benefit obligations during the first two quarters of 2011 and full year 2010. These shares were included as “Treasury stock at cost” in the Consolidated Balance Sheets.

Accounts Receivable

Accounts Receivable

The Company records trade accounts receivable at the invoiced amount. The allowance for doubtful accounts represents allowances for customer trade accounts receivable that are estimated to be partially or entirely uncollectible. The customer complaint reserve represents estimated sales returns and allowances. These allowances are used to reduce gross trade receivables to their net realizable values. The Company records these allowances based on estimates related to the following factors:

¡ ¡ ¡	Customer-specific allowances; Amounts based upon an aging schedule; and An estimated amount, based on the Company’s historical experience.

No single customer represented 10% or more of the Company’s net sales in, or trade accounts receivable at year end of, 2011 or 2010. However, during 2011, the ten largest customers by net sales represented 10% of the Company’s net sales. As of December 31, 2011, the ten largest customers by trade accounts receivable represented 12% of the Company’s trade accounts receivable. These customers were primarily concentrated in the Pressure-sensitive Materials segment. The Company does not generally require its customers to provide collateral.

Inventories

Inventories

Inventories are stated at the lower-of-cost-or-market value and are categorized as raw materials, work-in-progress or finished goods. Cost is determined using the first-in, first-out (“FIFO”) method. Inventory reserves are recorded to cost of products sold for damaged, obsolete, excess and slow-moving inventory and the Company establishes a lower cost basis for the inventory. The Company uses estimates to record these reserves. Slow-moving inventory is reviewed by category and may be partially or fully reserved for depending on the type of product and the length of time the product has been included in inventory.

Inventories at end of year were as follows:

(In millions)	2011	2010

Raw materials	$216.2	$243.3
Work-in-progress	136.4	130.5
Finished goods	177.6	205.3
Inventories at lower of FIFO cost or market (approximates replacement cost)	530.2	579.1
Inventory reserves	(55.1)	(59.2)
Inventories, net	$475.1	$519.9

Property, Plant and Equipment

Property, Plant and Equipment

Major classes of property, plant and equipment are stated at cost and were as follows:

(In millions)	2011	2010

Land	$56.5	$65.1
Buildings and improvements	662.9	738.1
Machinery and equipment	2,108.1	2,325.7
Construction-in-progress	40.5	57.3
Property, plant and equipment	2,868.0	3,186.2
Accumulated depreciation	(1,788.6)	(1,923.3)
Property, plant and equipment, net	$1,079.4	$1,262.9

Depreciation is generally computed using the straight-line method over the estimated useful lives of the assets ranging from two to forty-five years for buildings and improvements and two to fifteen years for machinery and equipment. Leasehold improvements are depreciated over the shorter of the useful life of the asset or the term of the associated leases. Maintenance and repair costs are expensed as incurred; renewals and betterments are capitalized. Upon the sale or retirement of assets, the accounts are relieved of the cost and the related accumulated depreciation, with any resulting gain or loss included in net income. There were no significant capital lease assets at year end 2011 and 2010.

Software

Software

The Company capitalizes internal and external software costs that are incurred during the application development stage of the software development, including costs incurred for the design, coding, installation to hardware, testing, and upgrades and enhancements that provide additional functionalities and capabilities to the software and hardware of the chosen path. Internal and external software costs during the preliminary project stage are expensed, as are those costs during the post-implementation and/or operation stage, including internal and external training costs and maintenance costs.

Capitalized software, which is included in “Other assets” in the Consolidated Balance Sheets, is amortized on a straight-line basis over the estimated useful life of the software, ranging from two to ten years. Capitalized software costs were as follows:

(In millions)	2011	2010

Cost	$368.4	$381.7
Accumulated amortization	(237.0)	(238.7)
	$131.4	$143.0

Impairment of Long-lived Assets

Impairment of Long-lived Assets

Impairment charges are recorded when the carrying amounts of long-lived assets are determined not to be recoverable. Recoverability is measured by assessing the undiscounted cash flows expected to result from their use and eventual disposition. The amount of impairment loss is calculated as the excess of the carrying value over the fair value. Historically, changes in market conditions and management strategy have caused the Company to reassess the carrying amount of its long-lived assets.

Goodwill and other intangibles resulting from business acquisitions

Goodwill and Other Intangibles Resulting from Business Acquisitions

Business combinations are accounted for by the purchase method, and the excess of the acquisition cost over the fair value of net tangible assets and identified intangible assets acquired is considered goodwill. As a result, the Company discloses goodwill separately from other intangible assets. Other identifiable intangibles include customer relationships, patents and other acquired technology, trade names and trademarks, and other intangibles.

The Company’s reporting units for the purpose of performing the impairment tests for goodwill consist of label and packaging materials; retail branding and information solutions; office and consumer products; graphics and reflective solutions; industrial products; and business media. In performing the required impairment tests, the Company primarily applies a present value (discounted cash flow) method to determine the fair value of the reporting units with goodwill. The Company performs its annual impairment test of goodwill during the fourth quarter.

Certain factors may result in the need to perform an impairment test prior to the fourth quarter, including significant underperformance of the Company’s business relative to expected operating results, significant adverse economic and industry trends, significant decline in the Company’s market capitalization for an extended period of time relative to net book value, or a decision to divest an individual business within a reporting unit.

The Company estimates the fair value of its reporting units using various valuation techniques, with the primary technique being a discounted cash flow analysis. A discounted cash flow analysis requires the Company to make various assumptions about sales, operating margins, growth rates and discount rates. Assumptions about discount rates are based on a weighted-average cost of capital for comparable companies. Assumptions about sales, operating margins, and growth rates are based on the Company’s forecasts, business plans, economic projections, anticipated future cash flows and marketplace data. Assumptions are also made for varying perpetual growth rates for periods beyond the long-term business plan period.

Goodwill impairment is determined using a two-step process. The first step is to identify if a potential impairment exists by comparing the fair value of a reporting unit with its carrying amount, including goodwill. If the fair value of a reporting unit exceeds its carrying amount, goodwill of the reporting unit is not considered to have a potential impairment and the second step of the impairment is not necessary. However, if the carrying amount of a reporting unit exceeds its fair value, the second step is performed to determine if goodwill is impaired and to measure the amount of impairment loss to recognize, if any.

The second step, if necessary, compares the implied fair value of goodwill with the carrying amount of goodwill. If the implied fair value of goodwill exceeds the carrying amount, then goodwill is not considered impaired. However, if the carrying amount of goodwill exceeds the implied fair value, an impairment loss is recognized in an amount equal to that excess.

The Company tests indefinite-lived intangible assets, consisting of trade names and trademarks, for impairment in the fourth quarter or whenever events or circumstances indicate that it is more likely than not that the carrying values of the assets exceed their fair values. Fair value is estimated as the discounted value of future revenues using a royalty rate that a third party would pay for use of the asset. If the carrying amount of an asset exceeds its implied fair value, an impairment loss is recognized in an amount equal to that excess.

See also Note 3, “Goodwill and Other Intangibles Resulting from Business Acquisitions.”

Foreign Currency

Foreign Currency

Asset and liability accounts of international operations are translated into U.S. dollars at current rates. Revenues and expenses are translated at the weighted-average currency rate for the fiscal year. Translation gains and losses of subsidiaries operating in hyperinflationary economies, if any, are included in net income in the period incurred. Gains and losses resulting from hedging the value of investments in certain international operations and from translation of balance sheet accounts are recorded directly as a component of other comprehensive income.

Gains and losses resulting from foreign currency transactions are included in income in the period incurred. Transactions in foreign currencies (including receivables, payables and loans denominated in currencies other than the functional currency) decreased net income by $5.3 million, $6.5 million, and $2.6 million in 2011, 2010 and 2009, respectively.

The Company had no operations in hyperinflationary economies in fiscal years 2011, 2010, and 2009.

Financial Instruments

Financial Instruments

The Company enters into certain foreign exchange hedge contracts to reduce its risk from exchange rate fluctuations associated with receivables, payables, loans and firm commitments denominated in certain foreign currencies that arise primarily as a result of its operations outside the U.S. The Company enters into certain interest rate contracts to help manage its exposure to interest rate fluctuations. The Company also enters into certain natural gas and other commodity futures contracts to hedge price fluctuations for a portion of its anticipated domestic purchases. The maximum length of time for which the Company hedges its exposure to the variability in future cash flows for forecasted transactions is 12 to 24 months.

On the date the Company enters into a derivative contract, it determines whether the derivative will be designated as a hedge. Those derivatives not designated as hedges are recorded on the balance sheets at fair value, with changes in the fair value recognized in earnings. Those derivatives designated as hedges are classified as either (1) a hedge of the fair value of a recognized asset or liability or an unrecognized firm commitment (a “fair value” hedge); or (2) a hedge of a forecasted transaction or the variability of cash flows that are to be received or paid in connection with a recognized asset or liability (a “cash flow” hedge). The Company generally does not purchase or hold any foreign currency, interest rate or commodity contracts for trading purposes.

The Company assesses, both at the inception of the hedge and on an ongoing basis, whether hedges are highly effective. If it is determined that a hedge is not highly effective, the Company prospectively discontinues hedge accounting. For cash flow hedges, the effective portion of the related gains and losses is recorded as a component of other comprehensive income, and the ineffective portion is reported in earnings. Amounts in accumulated other comprehensive income (loss) are reclassified into earnings in the same period during which the hedged forecasted transaction is consummated. In the event the anticipated transaction is no longer likely to occur, the Company recognizes the change in fair value of the instrument in current period earnings. Changes in fair value hedges are recognized in current period earnings. Changes in the fair value of underlying hedged items (such as recognized assets or liabilities) are also recognized in current period earnings and offset the changes in the fair value of the derivative.

In the Statements of Cash Flows, hedge transactions are classified in the same category as the item hedged, primarily in operating activities.

See also Note 5, “Financial Instruments.”

Fair Value Measurements

Fair Value Measurements

The Company defines fair value as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities which are required to be recorded at fair value, the Company considers the principal or most advantageous market in which the Company would transact and the market-based risk measurements or assumptions that market participants would use in pricing the asset or liability.

The Company determines fair value based on a three-tier fair value hierarchy, which it uses to prioritize the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable; and Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions to determine the best estimate of fair value.

Treasury Shares

Treasury Shares

In the second half of 2011, the Company began funding a portion of its employee-related expenses using shares of the Company’s common stock held in treasury. The Company elected to record net gains or losses associated with its use of treasury shares to retained earnings.

Revenue Recognition

Revenue Recognition

Sales are recognized when persuasive evidence of an arrangement exists, pricing is determinable, delivery has occurred based on applicable sales terms, and collection is reasonably assured. Sales terms are generally free on board (f.o.b.) shipping point or f.o.b. destination, depending upon local business customs. For most regions in which the Company operates, f.o.b. shipping point terms are utilized and sales are recorded at the time of shipment, because this is when title and risk of loss are transferred. In certain regions, notably in Europe, f.o.b. destination terms are generally utilized and sales are recorded when the products are delivered to the customer’s delivery site, because this is when title and risk of loss are transferred. Furthermore, sales, provisions for estimated returns, and the cost of products sold are recorded at the time title transfers to customers and when the customers assume the risks and rewards of ownership. Actual product returns are charged against estimated sales return allowances.

Sales rebates and discounts are common practice in the industries in which the Company operates. Volume, promotional, price, cash and other discounts and customer incentives are accounted for as a reduction to gross sales. Rebates and discounts are recorded based upon estimates at the time products are sold. These estimates are based upon historical experience for similar programs and products. The Company reviews these rebates and discounts on an ongoing basis and accruals for rebates and discounts are adjusted, if necessary, as additional information becomes available.

Advertising Costs

Advertising Costs

Advertising costs included in “Marketing, general and administrative expense” were approximately $9.7 million in 2011, $10.8 million in 2010, and $8 million in 2009. The Company’s policy is to expense advertising costs as incurred.

Research and Development

Research and Development

Research and development costs are related to research, design and testing of new products and applications and are expensed as incurred. Research and development expense was $92.4 million in 2011, $85.6 million in 2010, and $78.9 million in 2009.

Pension and Postretirement Benefits

Pension and Postretirement Benefits

Assumptions used in determining projected benefit obligations and the fair value of plan assets for the Company’s pension plans and other postretirement benefit plans are evaluated by management in consultation with outside actuaries. In the event that the Company determines that changes are warranted in the assumptions used, such as the discount rate, expected long-term rate of return, or health care costs, future pension and postretirement benefit expenses could increase or decrease. Due to changing market conditions or changes in the participant population, the actuarial assumptions that the Company uses may differ from actual results, which could have a significant impact on the Company’s pension and postretirement liability and related cost. Refer to Note 6, “Pension and Other Postretirement Benefits,” for further information on such assumptions.

Product Warranty

Product Warranty

The Company provides for an estimate of costs that may be incurred under its basic limited warranty at the time product revenue is recognized. These costs primarily include materials and labor associated with the service or sale of the product. Factors that affect the Company’s warranty liability include the number of units installed or sold, historical and anticipated rate of warranty claims on those units, cost per claim to satisfy the Company’s warranty obligation and availability of insurance coverage. Because these factors are impacted by actual experience and future expectations, the Company assesses the adequacy of its recorded warranty liability and adjusts the amounts as necessary. The Company’s liability associated with product warranty was $1 million and $1.7 million at year end 2011 and 2010, respectively.

Stock-Based Compensation

Stock-Based Compensation

The Company’s stock-based compensation expense is based on the estimated fair value of awards expected to vest, amortized on a straight-line basis over the requisite service period.

The fair value of the Company’s stock option awards is estimated as of the date of grant using the Black-Scholes option-pricing model. This model requires input assumptions for the Company’s expected dividend yield, expected stock price volatility, risk-free interest rate and the expected option term.

The fair value of restricted stock units is determined based on the closing price of the Company’s common stock as of the date of grant, as adjusted for foregone dividends. In addition, the fair value of certain stock-based awards that are subject to performance metrics based on market conditions is determined using the Monte-Carlo simulation model, which utilizes multiple input variables, including expected volatility assumptions and other assumptions appropriate for determining fair value, to estimate the probability of satisfying the market condition target stipulated in the award.

The Company uses the short-cut method to calculate the historical pool of windfall tax benefits related to employee stock-based compensation awards. In addition, the Company elected to follow the tax ordering laws to determine the sequence in which deductions and net operating loss carryforwards are utilized, as well as the direct-only approach to calculating the amount of windfall or shortfall tax benefits.

Restructuring and Severance Costs

Restructuring Costs

The Company has compensation plans that provide eligible employees with severance in the event of an involuntary termination due to qualifying cost reduction actions. Severance is calculated using a benefit formula under the plans. Accordingly, the provisions for such amounts and other related exit costs (including lease cancellation costs and asset impairment charges) are recorded when they are probable and estimable. In the absence of a plan or established local practice for overseas jurisdictions, liabilities for restructuring costs are recognized when incurred. See also Note 10, “Cost Reduction Actions.”

Business Combinations

Business Combinations

The Company records the assets acquired and liabilities assumed from acquired businesses at fair value, and the Company makes estimates and assumptions to determine fair value.

The Company utilizes a variety of assumptions and estimates that are believed to be reasonable in determining fair value for assets acquired and liabilities assumed. These assumptions and estimates include estimated discounted cash flow analysis, growth rates, discount rates, current replacement cost for similar capacity for certain assets, market rate assumptions for certain obligations and certain potential costs of compliance with environmental laws related to remediation and cleanup of acquired properties. The Company also utilizes information obtained from management of the acquired businesses and its historical experience from previous acquisitions.

The Company applies significant assumptions and estimates in determining certain intangible assets resulting from the acquisitions (such as customer relationships, patents and other acquired technology, and trademarks and trade names, as well as related applicable useful lives), property, plant and equipment, receivables, inventories, investments, tax accounts, environmental liabilities, stock option awards, lease commitments and restructuring and integration costs. Unanticipated events and circumstances may occur, which may affect the accuracy or validity of such assumptions, estimates or actual results. Generally, changes to the fair values of assets acquired and liabilities assumed (including cost estimates for certain obligations and liabilities) are recorded as an adjustment to goodwill during the purchase price allocation period (generally within one year of the acquisition date) and as operating expenses thereafter.

Taxes on Income

Taxes on Income

Deferred tax assets and liabilities reflect temporary differences between the amount of assets and liabilities for financial and tax reporting purposes. These amounts are adjusted, as appropriate, to reflect changes in tax rates expected to be in effect when the temporary differences reverse. A valuation allowance is recorded to reduce the Company’s deferred tax assets to the amount that is more likely than not to be realized. Changes in tax laws or accounting standards and methods may affect recorded deferred taxes in future periods.

Income taxes have not been provided on certain undistributed earnings of international subsidiaries because the earnings are considered to be indefinitely reinvested.

When establishing a valuation allowance, the Company considers future sources of taxable income such as “future reversals of existing taxable temporary differences, future taxable income exclusive of reversing temporary differences and carryforwards” and “tax planning strategies.” A tax planning strategy is defined as “an action that: is prudent and feasible; an enterprise ordinarily might not take, but would take to prevent an operating loss or tax credit carryforward from expiring unused; and would result in realization of deferred tax assets.” In the event the Company determines that the deferred tax assets will not be realized in the future, the valuation adjustment to the deferred tax assets will be charged to earnings in the period in which the Company makes such a determination. The Company also acquired certain net deferred tax assets with existing valuation allowances in prior years. If it is later determined that it is more likely than not that the deferred tax assets will be realized, the Company will release the valuation allowance to current earnings or adjust the purchase price allocation.

The Company calculates its current and deferred tax provision based on estimates and assumptions that could differ from the actual results reflected in income tax returns filed in subsequent years. Adjustments based on filed returns are recorded when identified.

Investment tax credits are accounted for in the period earned in accordance with the flow-through method.

The amount of income taxes the Company pays is subject to ongoing audits by federal, state and foreign tax authorities. The Company’s estimate of the potential outcome of any uncertain tax issue is subject to management’s assessment of relevant risks, facts, and circumstances existing at that time. The Company uses a more-likely-than-not threshold for financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. The Company records a liability for the difference between the benefit recognized and measured and tax position taken or expected to be taken on tax returns. To the extent that the Company’s assessment of such tax positions changes, the change in estimate is recorded in the period in which the determination is made. The Company reports tax-related interest and penalties as a component of income tax expense.

The Company does not believe there is a reasonable likelihood that there will be a material change in the tax-related balances or valuation allowance balances. However, due to the complexity of some of these uncertainties, the ultimate resolution may be materially different from the current estimate.

See also Note 11, “Taxes Based on Income.”

Environmental Expenditures

Environmental Expenditures

Environmental expenditures are generally expensed. However, environmental expenditures for newly acquired assets and those which extend or improve the economic useful life of existing assets are capitalized and amortized over the remaining asset life. During each annual reporting period, the Company reviews its estimates of costs of compliance with environmental laws related to remediation and cleanup of various sites, including sites in which governmental agencies have designated the Company as a potentially responsible party. When it is probable that a loss will be incurred and where a range of the loss can be estimated, the best estimate within the range is accrued. When the best estimate within the range cannot be determined, the low end of the range is accrued. Potential insurance reimbursements are not offset against potential liabilities, and such liabilities are not discounted. Refer to Note 8, “Contingencies,” for further information.

Asset Retirement Obligations

Asset Retirement Obligations

The Company recognizes a liability for the fair value of conditional asset retirement obligations based on estimates determined through present value techniques. An asset retirement is ‘conditional’ when the timing and (or) method of settlement of the retirement obligation is conditional upon a future event that may or may not be within the control of the Company. The Company’s asset retirement obligations primarily relate to lease restoration costs. The Company’s estimated liability associated with asset retirement obligations was $10.3 million and $8 million at year end 2011 and 2010, respectively.

Comprehensive Income (Loss)

Comprehensive Income (Loss)

Comprehensive income (loss) includes net income (loss), foreign currency translation adjustment, net actuarial loss, prior service cost and net transition assets, net of tax, and the gains or losses on the effective portion of cash flow and firm commitment hedges, net of tax, that are currently presented as a component of shareholders’ equity.

The components of “Accumulated other comprehensive loss” (net of tax, with the exception of the foreign currency translation adjustment) in the Consolidated Balance Sheets were as follows:

(In millions)	2011	2010

Foreign currency translation adjustment	$137.8	$187.3
Net actuarial loss, prior service cost and net transition assets, less amortization, net of tax benefits of $192.7 and $152.7 at year end 2011 and 2010, respectively	(394.1)	(321.2)
Net loss on derivative instruments designated as cash flow and firm commitment hedges, net of tax benefits of $4.1 and $5.4 at year end 2011 and 2010, respectively	(6.9)	(9.0)
Accumulated other comprehensive loss	$(263.2)	$(142.9)

Cash flow and firm commitment hedging instrument activities in other comprehensive loss, net of tax, were as follows:
(In millions)	2011	2010

Beginning accumulated derivative loss	$(9.0)	$(11.0)
Net loss reclassified to earnings	6.4	12.3
Net change in the revaluation of hedging transactions	(4.3)	(10.3)
Ending accumulated derivative loss	$(6.9)	$(9.0)

Net Income (Loss) Per Share

Net Income (Loss) Per Share

Net income (loss) per common share amounts were computed as follows:

(In millions, except per share amounts)	2011	2010	2009

(A) Income (loss) from continuing operations	$154.4	$241.8	$(834.6)
(B) Income from discontinued operations, net of tax	35.7	75.1	87.9
(C) Net income (loss) available to common shareholders	$190.1	$316.9	$(746.7)
(D) Weighted-average number of common shares outstanding	105.8	105.8	103.6
Dilutive shares (additional common shares issuable under employee stock-based awards)	1.0	1.0	–
(E) Weighted-average number of common shares outstanding, assuming dilution	106.8	106.8	103.6
Net income (loss) per common share:
Continuing operations (A) ÷ (D)	$1.46	$2.29	$(8.06)
Discontinued operations (B) ÷ (D)	.34	.71	.85
Net income (loss) per common share (C) ÷ (D)	$1.80	$3.00	$(7.21)
Net income (loss) per common share, assuming dilution:
Continuing operations (A) ÷ (E)	$1.45	$2.27	$(8.06)
Discontinued operations (B) ÷ (E)	.33	.70	.85
Net income (loss) per common share, assuming dilution (C) ÷ (E)	$1.78	$2.97	$(7.21)

Certain employee stock-based awards were not included in the computation of net income (loss) per common share, assuming dilution, because they would not have had a dilutive effect. Employee stock-based awards excluded from the computation totaled approximately 11 million shares and 9 million shares in 2011 and 2010, respectively.

In 2009, the effect of normally dilutive securities (for example, stock-based awards) was not dilutive because the Company generated a net operating loss. Employee stock-based awards excluded from the computation totaled approximately 11 million shares in 2009.

Recent Accounting Requirements

Recent Accounting Requirements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued disclosure requirements about offsetting assets and liabilities which require a company to disclose information about offsetting and related arrangements to enable readers of its financial statements to understand the effect of those arrangements on its financial position. These disclosures are required to be applied retrospectively for all prior periods presented and are effective for fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. The Company does not expect adoption of this standard to have a material impact on its financial condition, results of operations, cash flows, or disclosures.

In September 2011, the FASB issued updated guidance that simplifies goodwill impairment testing by allowing a qualitative review to assess whether a quantitative impairment analysis is necessary as a first step to the testing. Under this guidance, a company will not be required to calculate the fair value of a reporting unit that contains recorded goodwill unless it concludes, based on the qualitative assessment, that it is more likely than not that the fair value of that reporting unit is less than its book value. If a decline in fair value is deemed more likely than not to have occurred, then the quantitative goodwill impairment test that is provided under generally accepted accounting principles in the United States of America, or GAAP, must be completed; otherwise, goodwill is deemed not to be impaired and no further testing is required until the next annual test date (or sooner if conditions or events before that date raise concerns of potential impairment in the reporting unit). The amended goodwill impairment guidance does not affect the manner in which a company estimates fair value. The new standard is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011, with early adoption permitted. The Company does not expect the adoption of this guidance to have a material impact on its financial condition, results of operations, cash flows, or disclosures.

The FASB issued in June 2011, and amended in December 2011, a standard requiring entities to present net income and other comprehensive income in either a single continuous statement or in two, but consecutive, statements of net income and other comprehensive income. Under both alternatives, an entity is required to present each component of net income and other comprehensive income, their respective totals, and totals for comprehensive income. This standard eliminates the option to present the components of other comprehensive income as part of the statement of changes in shareholders’ equity. The amendment is effective for interim and annual periods beginning after December 15, 2011. The Company does not expect the adoption of this guidance to have a material impact on its financial condition, results of operations, cash flows, or disclosures.

In May 2011, the FASB amended fair value measurement and disclosure guidance. The amended guidance clarified existing fair value measurement guidance, revised certain measurement guidance and expanded disclosure requirements. The guidance is effective for interim and annual periods beginning after December 15, 2011. The Company does not expect the adoption of this guidance to have a material impact on its financial condition, results of operations, cash flows, or disclosures.

Transactions with Related Persons

Transactions with Related Persons

From time to time, the Company enters into transactions in the normal course of business with related persons. Management believes that such transactions are on terms that would have been obtained from unaffiliated third persons.

One of the Company’s directors, Peter W. Mullin, is the chairman, chief executive officer and majority stockholder in various entities (collectively referred to as the “Mullin Companies”) that previously provided executive compensation, benefit consulting and insurance agency services to the Company. In October 2008, the assets of the Mullin Companies were sold to a subsidiary of Prudential Financial, Inc. (“Prudential”). During 2011, the Company paid premiums to insurance carriers for life insurance originally placed by the Mullin Companies in connection with its various employee benefit plans. Mr. Mullin received approximately $.09 million, $.09 million, and $.09 million in 2011, 2010, and 2009, respectively, from the commissions earned by Prudential from those insurance carriers. Mr. Mullin’s share of the commissions was determined in accordance with the terms of a commission sharing agreement entered into between Mr. Mullin and Prudential at the time of the sale. In addition, substantially all of the life insurance policies the Company originally placed through the Mullin Companies were issued by insurance carriers that participated in reinsurance agreements with M Life Insurance Company (“M Life”), a wholly-owned subsidiary of M Financial Holdings, Inc., a company in which the Mullin Companies own a minority interest and for which Mr. Mullin serves as chairman. Mr. Mullin received approximately $.09 million, $.13 million and none in 2011, 2010, and 2009, respectively, from the net reinsurance gains of M Life. A portion of the reinsurance gains received by Mr. Mullin are subject to forfeiture in certain circumstances.